UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report July 1, 2016

Commission File Number:   001-37464

Cemtrex Inc.
(Exact name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

30-0399914
(IRS Employer Identification No.)

19 Engineers Lane, Farmingdale, New York 11735
(Address of principal executive offices)

(631) 756-9116
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of

Ethics.

As part of a review of the corporate governance policies of Cemtrex, Inc. (the “Company”) the Company's Board of Directors (“Board”), adopted and approved the Company's Corporate Code of Business Ethics (the "Code") on June 28, 2016.

The Code contained in this report is filed as Exhibit 14.1 to this Current Report on Form 8-K. The Code is available in the Corporate Governance section of the Company's website at www.cemtrex.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 14.1: Corporate Code of Business Ethics of Cemtrex, Inc. as adopted on June 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cemtrex Inc.

Date: July 1, 2016
	By:	/s/ Saagar Govil
Name: Saagar Govil
Title: CEO